                                                                   Exhibit 10.13

                                     [Logo]

                                  digitalNATION
                      5515 Cherokee Ave. Alexandria VA 22312
            Phone:(703) 642-2800 Fax (703) 642-0516 email: bmw@dn.net
                                http://www.dn.net

SERVICES AGREEMENT
This Service Agreement is entered into between digitalNATION (dN) and DIDAX On-Line. (DIDAX.com)

SPECIFICATIONS

TERM:                       Minimum one (1) year
ACTIVATION:                 Signature date of contract
TYPE OF SERVICE:            World Wide Web Service Hosting
SUPPORT:                    Telephone support during normal business hours
EMAIL SUPPORT:              911@dn.net

TERM AND CONDITIONS.        (WORLD WIDE WEB SERVICE TERMS)

dN will supply 2000 mb of disk storage space on a dedicated Sparc server Didax will be responsible for the maintenance of the Didax page content.

This contract does not include any additional services including but not limited to additional HTML programming or gateway programming. Such services may be purchased from dN and will not be performed without written approval of DIDAX. All service activations and or changes must be accompanied by a signed written proposal.

This account does not include, mail, news or other services. We would be happy to help with any additional services, but they are neither implied nor included with the agreement.

This agreement will be reviewed on a quarterly basis, at which point the bandwidth consumption on the server will be examined by both parties. Should additional bandwidth be required, dN will provide DIDAX with a written proposal that will guarantee the required bandwidth. dN will give DIDAX sixty (60) days notice of intent to increase prices for any reason.

COST DETAIL FOR THE FOLLOWING
NON-RECURRING COST:                       $800.00

 Includes
 -   setup of a dedicated Sparc cpu with 128mb ram, 2000mb of storage
 -   setup or transfer of DNS from current ISP to dn.net
 -   setup of IP server address (i.e. www.didax.com)
 -   Installation of http server and dn.net firewall configuration

QUARTERLY RECURRING

WWW SERVICE PER MONTH PAID QUARTERLY      $  800.00

Includes
-    Rental and upkeep of a dedicated internet server
-    weekly backup of website
-    Battery Backup unit
-    software license compliance.
-    Up to 25 private full domains on a server (i.p addresses)


START-UP COST                             $  800.00
TOTAL QUARTERLY BILLING                   $2,400.00
---------------------------------------------------
TOTAL                                     $ 3200.00

TOTAL DUE AT SERVICE START-UP             $ 3200.00

OPTIONAL SERVICES -
all are billed hourly with a one hour minimum.

HTML Programming                       $65.00
Use our HTML savvy staff to make changes or spruce up your site

CGI - Or Perl programming              $95.00
Fast and knowledgeable - and is ready to help you create an exciting site

Unix System Admin Services            $125.00
Ready to help on the fly with UNIX system issues

TERMS

The total initial cost plus the first quarter of service is due at the commencement of the contract. The quarterly billing cycle then commences with the beginning of the following month. Following the initial setup and month, DIDAX will be billed 30 days prior to the commencement of the quarter and payment will be due by the beginning of the month. dN accepts all major credit cards for payment. Accounts that are past due by more then fifteen (15) calendar days, are subject to disconnection of services. A $100.00 reinstatement fee will apply. Please address all accounting issues to accounting@dn.net


SERVICES AGREEMENT TERMINATION

Each individual service in this contract can be terminated by DIDAX with the understanding that payment made for each service within QUARTERLY billing cycle is non-refundable. digitalNATION will give DIDAX at least 60 days written notice of any exercise by digitalNATION of its right to terminate the Agreement.

          PAYMENT INFORMATION. (PLEASE SELECT FROM THE BELOW OPTIONS)

Our firm will be paying for products and services rendered in the following method

 1)  CORPORATE OR PERSONAL CREDIT CARD.

     Card Type __________________     Name as on card__________________


     Card #    __________________     Expiration date__________________


 2)  CORPORATE P.O. - REQUIRES APPROVED CREDIT, PLEASE REQUEST AN APPLICATION.

     P.O.#     __________________     Approved by    __________________


     Signature __________________     Date           __________________


 3)  CHECK ENCLOSED WITH CONTRACT

     Check.#   1462                   Amount           $3200.00
               __________________                    __________________

PLEASE COMPLETE THE FOLLOWING: THESE ARE THE INDIVIDUALS THAT YOU ARE DESIGNATING TO MAKE CHANGES ON YOUR SERVER. PLEASE NOTE THAT WE WILL NOT TAKE ANY DIRECTION FROM INDIVIDUALS NOT LISTED HERE.

TECHNICAL CONTACT INFORMATION.

Name:    Steve Sedlmeyer
       ----------------------------------------------------------------

Phone: 703 968 4808                          Fax: 703 968 4819
      ---------------------------                ----------------------


Email: Steve @ didax.com
      -----------------------------------------------------------------


PLEASE LIST ALL PERSONAL WITH THE AUTHORITY TO AUTHORIZE CHANGES --TO THIS WWW SITE.


Name: Steve Sedlmeyer                     Position: Senior Scientist
     -------------------------------               -----------------------------

Name: William Bowers                      Position: Chief Technical Director
     -------------------------------               -----------------------------


Name: Michael Bruce                       Position: Director Technical Marketing
     -------------------------------               -----------------------------


ADMINISTRATIVE - BILLING CONTACT INFORMATION.

Name:  Kate New
     -----------------------

Phone: 703 968 4808                       Fax:  703 968 4819
      ----------------------                  -----------------------

Email:  Kate @ didax.com
      ---------------------------------------------------------------

           CO-PARTY AGREEMENT OF SPECIFICATIONS, TERMS, AND CONDITIONS






OFFERED BY:                          ACCEPTED BY:




digitalNATION                        DIDAX On-Line
5515 Cherokee Ave.                   4501 Daly Drive Suite 103
Alexandria, VA 22312                 Chantilly, VA 20151
                                     ph:  703.968.4808
                                     fax: 703.968.4819


Sign [Signature]                    Sign  William H. Bowers
    -----------------                     -------------------------------
                                          Founder\Chief Technical Officer






Print [Signature]                   Print  William H. Bowers
     ------------------                    -------------------------------




Date  11/12/96                      Date 11/12/96
    -----------------                    --------------------




            (Please read and initial the below terms and agreements.)

                 digitalNATION STANDARD TERMS AND CONDITIONS

(1) Term of Service: digitalNATION will give DIDAX at least 30 days written notice of any exercise by digitalNATION of its right to terminate the Agreement.

(2) Service Activation: Minimum time to activate services from the date of contract execution is 7 calendar days. Under this agreement service begins as of the beginning date shown on the face of this agreement, shall continue for a period of one year and expire one year from this date, unless otherwise specified in the on the face of this agreement.

(3) System-Level Support -- Not Covered: digitaINATION is not responsible for repairs necessitated by customer alteration of equipment or for the repair of unspecified accessories which may be attached to the equipment. digitalNATION and DIDAX shall not be liable for delay in furnishing or failure to furnish service if such delay is caused by forces beyond the reasonable control of digitalNATION or DIDAX. Warranty terms shall terminate in the event the system is serviced or modified by any other person other than authorized Computer Services Group, Inc. personnel.

(4) Limitations of Liability: In no event shall digita1NATION be liable for damages resulting from loss of data, profits, or for any incidental or consequential damages, even if advised of the possibility of such damage. This agreement shall be interpreted under and pursuant to the laws of the State of Virgina.

(5) Best Efforts: DIDAX and digitalNATION agree to use their best efforts and cooperate in the performance of this Agreement.

(6) Agency: DIDAX and digita1NATION agree that this Agreement is not intended to create any agency relationships of any kind; and both agree not to contract any obligations in the name of the other party and not to use each other's credit in conducting any activities under this Agreement.

(7) Trademarks: digitalNATION may include DIDAX's name and contact information in directories of digitalNATION service subscribers for the purpose promoting the use of the service by additional potential trading partners. However, digitalNATION is not authorized to use Print DIDAX's name, trademarks or other identifying information in any other advertising or promotional materials without the prior written consent of DIDAX.

(8) Indemnification: digitalNATION agrees to indemnify and hold DIDAX harmless from any and all claims, losses, damages, liabilities, judgments, or settlements, including reasonable attorney's fees, costs, and other expenses incurred by DIDAX as a result of any activities conducted by DIDAX and digitalNATION will promptly notify each other upon receipt of any claim or legal action arising out of activities conducted pursuant to this Agreement. The rights and responsibilities established in this paragraph shall survive indefinitely the termination of this Agreement.

(9) Waiver: Either party's waiver of, or failure to exercise, any right provided for in this Agreement shall not be deemed a waiver of any future right of this agreement.

10) Successors and Assigns: This Agreement shall be binding on the parties, and on their successors and assigns, without regard to whether it is expressly acknowledged in any instrument of succession or assignment.

(11) Captions: The captions of each paragraph of this Agreement are inserted solely for the reader's convenience, and are not to be construed as part of the agreement.

(12) Amendment: This Agreement constitutes the entire Agreement between the parties, and supersedes all prior writings or oral agreements. This Agreement may be amended only by a writing clearly setting forth the amendments and signed by the party against whom enforcement is sought.

(13) Notices: Notices required by this Agreement shall be in writing and shall be delivered either by personal delivery or by mail. If delivered by mail, notices shall be sent by any express mail service; or by certified or registered mail, return receipt requested; with all postage and charges prepaid. All notices and other written communications under this Agreement shall be addressed to the individuals in the capacities indicated below, or as specified by subsequent written notice delivered by the party whose address has changed.

(14) Severability: Should one or more clauses of this agreement be held invalid under the laws of Virginia or the United States, the remaining clauses shall remain in effect as a whole and binding contract.

Please initial   W H B
               ---------

                                     [LOGO]



digitalNATION
5515 CHEROKEE AVE. ALEXANDRIA, VA 22312
Phone: (703) 642-2800 Fax:(703) 642-0516 email:bmw@dn.net
http://www.dn.net

SERVICES AGREEMENT This Service Agreement is entered into between digitalNATION
(dN) and DIDAX INC. (DIDAX.com)

SPECIFICATIONS

TERM:                 Minimum one (1) year
ACTIVATION:           Signature date of contract
TYPE OF SERVICE:      World Wide Web Service Hosting
SUPPORT:              Telephone support during normal business hours
EMAIL SUPPORT:        911@dn.net


TERMS AND CONDITIONS  (WORLD WIDE WEB SERVICE TERMS)

dn will supply 2 dedicated servera Didax will be responsible for the maintenance of the Didax page content.

This contract does not include any additional services including but not limited to additional HTML programming or gateway programming. Such services may be purchased from dN and will not be performed without written approval of DIDAX. All service activations and or changes must be accompanied by a signed written proposal.

This account does not include, mail, news or other services. We would be happy to help with any additional services, but they are neither implied nor included with the agreement.

This agreement will be reviewed on a quarterly basis, at which point the bandwidth consumption on the server will be examined by both parties. Should additional bandwidth be required, dN will provide DIDAX with a written proposal that will guarantee the required bandwidth. dN will give DIDAX sixty (60) days notice of intent to increase prices for any reason.

COST DETAIL FOR THE FOLLOWING
NON-RECURRING COST:                     $1345.00

Includes
  -  1 setup of a dedicated Pentium cpu with 64mb ram, 2 x 1000mb of storage
  -  setup or transfer of DNS from current ISP to dn.net
  -  setup of IP server address (i.e. www.didax.com)
  -  Installation of http server and dn.net firewall configuration
  -  Up to 3 private full domains on a server (i.p addresses)
  -  Each 10 additional IP addresses runs $50 a month.

  -  1 setup of dedicated Dual P166 cpu with 128mb ram, 4 x 1000mb of storage
  -  setup or transfer of DNS from current ISP to dn.net
  -  setup of IP server address (i.e. www.didax.com)
  -  Installation of http server and dn.net firewall configuration
  -  Up to 128 private full domains on a server (i.p addresses)
  -  Each 10 additional IP addresses runs $50 a month.


QUARTERLY RECURRING

WWW SERVICE PER MONTH PAID QUARTERLY    $1345.00

Includes
  -  Rental and upkeep of a dedicated internet server
  -  Battery Backup unit
  -  software license compliance

START-UP COST                            $1,345.00
TOTAL QUARTERLY BILLING                  $4,035.00
--------------------------------------------------
TOTAL                                     $5380.00

OPTIONAL SERVICES -
all are billed hourly with a one hour minimum.

HTML Programming                         $65.00
Use our HTML savvy staff to make changes or spruce up your site

CGI - Or Perl programming                $95.00
Fast and knowledgeable - and is ready to help you create an exciting site

Unix System Admin Services              $125.00
Ready to help on the fly with UNIX system issues

TERMS

The total initial cost plus the first quarter of service is due at the commencement of the contract. The QUARTERLY billing cycle then commences with the beginning of the following month. Following the initial setup and month, DIDAX will be billed 30 days prior to the commencement of the quarter and payment will be due by the beginning of the month. dN accepts all major credit cards for payment. Accounts that are past due by more than fifteen (15) calendar days, are subject to disconnection of services. A $100.00 reinstatement fee will apply. Please address all accounting issues to accounting@dn.net


SERVICES AGREEMENT TERMINATION

Each individual service in this contract can be terminated by DIDAX with the understanding that payment made for each service within QUARTERLY billing cycle is non-refundable. digitalNATION will give DIDAX at least 60 days written notice of any exercise by digitalNATION of its right to terminate the Agreement.

           PAYMENT INFORMATION. (PLEASE SELECT FROM THE BELOW OPTIONS)

Our firm will be paying for products and services rendered in the following method

1) CORPORATE OR PERSONAL CREDIT CARD.

    Card Type ________________________ Name as on card_________________________

    Card #    ________________________ Expiration date_________________________


2) CORPORATE P.O. - REQUIRES APPROVED CREDIT, PLEASE REQUEST AN APPLICATION.

    P.O.#     ________________________ Approved by_____________________________

    Signature ________________________ Date____________________________________


3) CHECK ENCLOSED WITH CONTRACT

    Check.#   ________________________ Amount__________________________________

PLEASE COMPLETE THE FOLLOWING: THESE ARE THE INDIVIDUALS THAT YOU ARE DESIGNATING TO MAKE CHANGES ON YOUR SERVER. PLEASE NOTE THAT WE WILL NOT TAKE ANY DIRECTION FROM INDIVIDUALS NOT LISTED HERE.


TECHNICAL CONTACT INFORMATION.


Name: /s/ Steve Sedlmeyer
     __________________________________________________________________________

Phone: 703-968-4808                         Fax: 703-968-4819
      _______________________________           _______________________________

Email:  Steve @ didax.com
      _________________________________________________________________________

PLEASE LIST ALL PERSONNEL WITH THE AUTHORITY TO AUTHORIZE CHANGES TO THIS WWW SITE.

Name:  /s/ William H. Bowers                Position:  CTO
     _______________________________                 __________________________


Name: /s/  Chuck Baldi                      Position:      Engineer
     _______________________________                 __________________________

Name:  /s/ Allen Michalski                  Position:      Engineer
     _______________________________                 __________________________

ADMINISTRATIVE - BILLING CONTACT INFORMATION.

Name:    Kate New
     __________________________________________________________________________

Phone:   703-968-4808                       FAX: 703-968-4819
      __________________________________        _______________________________

EMAIL:   KATE @ DIDAX.COM
      _________________________________________________________________________

           CO-PARTY AGREEMENT OF SPECIFICATIONS, TERMS, AND CONDITIONS


OFFERED BY:                                   ACCEPTED BY:

digitalNATION                            DIDAX On-Line
5515 Cherokee Ave.                       4501 Daly Drive Suite 103
ALEXANDRIA, VA 22312                     Chantilly, VA 20151
                                         ph:  703.968.4808
                                         FAX: 703.968.4819



                                         Sign__________________________________



Print  Bruce Waldack
                                         Print_________________________________





                                         Date__________________________________

          CO-PARTY AGREEMENT OF SPECIFICATIONS, TERMS, AND CONDITIONS




OFFERED BY:                                     ACCEPTED BY:



digitalNATION                              DIDAX Inc.
5515 Cherokee Ave.                         4501 Daly Drive Suite 103
Alexandria, VA 22312                       Chantilly, VA 20151
                                           ph:  703.968.4808
                                           fax: 703.968.4819



Sign                                       Sign /s/ William H. Bowers
    ______________________________             ________________________________

Print                                      Print /s/ William H. Bowers
    ______________________________             ________________________________

Date                                       Date 3/19/97
    ______________________________             ________________________________


            (Please read and initial the below terms and agreements.)

                   digitalNATION STANDARD TERMS AND CONDITIONS

(1) Term of Service: digitalNATION will give DIDAX at least 30 days written notice of any exercise by digitalNATION of its right to terminate the Agreement.

(2) Service Activation: Minimum time to activate services from the date of contract execution is 7 calendar days. Under this agreement service begins as of the beginning date shown on the face of this agreement, shall continue for a period of one year and expire one year from this date, unless otherwise specified in the on the face of this agreement.

(3) System-Level Support if Not Covered: digitalNATION is not responsible for repairs necessitated by customer alteration of equipment or for the repair of unspecified accessories which may be attached to the equipment. digitalNATION and DIDAX shall not be liable for delay in furnishing or failure to furnish service if such delay is caused by forces beyond the reasonable control of digitalNATION or DIDAX. Warranty terms shall terminate in the event the system is serviced or modified by any other person other than authorized Computer Services Group, Inc. personnel.

(4) Limitations of Liability: In no event shall digitalNATION be liable for damages resulting from loss of data, profits, or for any incidental or consequential damages, even if advised of the possibility of such damage. This agreement shall be interpreted under and pursuant to the laws of the State of Virginia.

(5) Best Efforts: DIDAX and digitalNATION agree to use their best efforts and cooperate in the performance of this Agreement

(6) Agency: DIDAX and digitalNATION agree that this Agreement is not intended to create any agency relationships of any kind; and both agree not to contract any obligations in the name of the other party and not to use each other's credit in conducting any activities under this Agreement.

(7) Trademarks: digitalNATION may include DIDAX's name and contact information in directories of digitalNATION service subscribers for the purpose promoting the use of the service by additional potential trading partners. However, digitalNATION is not authorized to use Print DIDAX's name, trademarks or other identifying information in any other advertising or promotional materials without the prior written consent of DIDAX.

(8) Indemnification: digitalNATION agrees to indemnify and hold DIDAX harmless from any and all claims, losses, damages, liabilities, judgments, or settlements, including reasonable attorney's fees, costs, and other expenses incurred by DIDAX as a result of any activities conducted by DIDAX and digitalNATION will promptly notify each other upon receipt of any claim or legal action arising out of activities conducted pursuant to this Agreement. The rights and responsibilities established in this paragraph shall survive indefinitely the termination of this Agreement.

(9) Waiver: Either party's waiver of, or failure to exercise, any right provided for in this Agreement shall not be deemed a waiver of any future right of this agreement.

10) Successors and Assigns: This Agreement shall be binding on the parties, and on their successors and assigns, without regard to whether it is expressly acknowledged in any instrument of succession or assignment.

(11) Captions: The captions of each paragraph of this Agreement are inserted solely for the reader's convenience, and are not to be construed as part of the agreement.

(12) Amendment: This Agreement constitutes the entire Agreement between the parties, and supersedes all prior writings or oral agreements. This Agreement may be amended only by a writing clearly setting forth the amendments and signed by the party against whom enforcement is sought.

(13) Notices: Notices required by this Agreement shall be in writing and shall be delivered either by personal delivery or by mail. If delivered by mail, notices shall be sent by any express mail service; or by certified or registered mail, return receipt requested; with all postage and charges prepaid. All notices and other written communications under this Agreement shall be addressed to the individuals in the capacities indicated below, or as specified by subsequent, written notice delivered by the party whose address has changed.

(14) Severability: Should one or more clauses of this agreement be held invalid under the laws of Virginia or the United States, the remaining clauses shall remain in effect as a whole and binding contract.



Please initial /s/ WHB
             __________________